Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(i)

Form S-8 Registration Statement (File No. 333-7830) for Alcatel Alstom Compagnie Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the U.S. Securities and Exchange Commission (the "SEC") on October 23, 1997;

(ii)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-59985) for Alcatel Alstom Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the SEC on September 8, 1998;

(iii)

Form S-8 Registration Statement (File No. 333-9730), filed with the SEC on December 11, 1998;

(iv)

Form S-8 Registration Statement (File No. 333-10192), filed with the SEC on April 1, 1999;

(v)

Form S-8 Registration Statement (File No. 333-10326), filed with the SEC on May 7, 1999;

(vi)

Form S-8 Registration Statement (File No. 333-10578), filed with the SEC on July 13, 1999;

(vii)

Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

(viii)

Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

(ix)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

(x)

Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

(xi)

Form S-8 Registration Statement (File No. 333-11986), filed with the SEC on May 19, 2000;

(xii)

Form S-8 Registration Statement (File No. 333-11996), filed with the SEC on May 23, 2000;

(xiii)

Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

(xiv)

Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

(xv)

Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

(xvi)

Form S-8 Registration Statement (File No. 333-13554), filed with the SEC on May 24, 2001;

(xvii)

Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

(xviii)

Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

(xix)

Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

(xx)

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-82930), initially filed with the SEC on February 15, 2002;

(xxi)

Form S-8 Registration Statement (File No. 333-89466), filed with the SEC on May 31, 2002;

(xxii)

Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

(xxiii)

Form S-8 Registration Statement (File No. 333-105009), filed with the SEC on May 5, 2003;

(xxiv)

Form S-8 Registration Statement (File No. 333-107161), filed with the SEC on July 18, 2003;

(xxv)

Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

(xxvi)

Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

(xxvii)

Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

(xxviii)

Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

(xxix)

Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

(xxx)

Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

(xxxi)

Form S-8 Registration Statement (File No. 139009), filed with the SEC on November 29, 2006;

(xxxii)

Post-Effective Amendment No. 2 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-133919), initially filed with the SEC on May 9, 2006;

(xxxiii)

Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

(xxxiv)

Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

(xxxv)

Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007.

of our reports dated  March 31, 2008 with respect to the consolidated financial statements of Alcatel-Lucent and subsidiaries and the effectiveness of internal control over financial reporting of Alcatel-Lucent, included in this Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2007.

/s/ Ernst & Young et Autres
Represented by Jean-Yves Jégourel

Neuilly-sur-Seine, France

April 7, 2008